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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2001-C Owner Trust
    As of and for the period from August 1, 2001 through March 31, 2002

Principal Distributions
Class A1                                        382,500,000.00
Class A2                                         36,033,941.41
Class A3                                                  0.00
Class A4                                                  0.00
                                              ----------------
     Total                                      418,533,941.41

Interest Distributions
Class A1                                          3,424,700.64
Class A2                                          9,918,241.67
Class A3                                          4,972,062.12
Class A4                                          5,899,672.25
                                              ----------------
     Total                                       24,214,676.68

Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                  0.00
Class A2                                                  0.00
Class A3                                                  0.00
Class A4                                                  0.00
                                              ----------------
     Total                                                0.00

Remaining Unpaid Interest
Class A1                                                  0.00
Class A2                                                  0.00
Class A3                                                  0.00
Class A4                                                  0.00
                                              ----------------
     Total                                                0.00

Outstanding Principal Balance
Class A1                                                  0.00
Class A2                                        425,966,058.59
Class A3                                        391,000,000.00
Class A4                                        219,500,000.00
                                              ----------------
     Total                                    1,036,466,058.59

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                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2001-C Owner Trust
   As of and for the period from August 1, 2001 through March 31, 2002

Principal Shortfalls
Class A1                                                   0.00
Class A2                                                   0.00
Class A3                                                   0.00
Class A4                                                   0.00
                                               ----------------
     Total                                                 0.00

Interest Shortfalls
Class A1                                                   0.00
Class A2                                                   0.00
Class A3                                                   0.00
Class A4                                                   0.00
                                               ----------------
     Total                                                 0.00

Servicing Fee                                      8,743,338.40

Payments Ahead                                       711,368.34

Servicer Advances                                  2,982,498.80


Revolving Liquidity Note - Total Amount Available  7,500,000.00
Cumulative Draws on the Note                               0.00
Amounts Reimbursed                                         0.00